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                                     [SHIP]
                            [THE VANGUARD GROUP LOGO]

                        VANGUARD(R) VARIABLE INSURANCE FUND
                         SMALL COMPANY GROWTH PORTFOLIO
                          SUPPLEMENT TO THE PROSPECTUS
                             DATED JANUARY 21, 2000

Effective October 1, 2000, Grantham, Mayo, Van Otterloo & Co. LLC (GMO) will begin managing a portion of Vanguard Variable Insurance Fund - Small Company Growth Portfolio's assets, bringing the Portfolio's number of advisers to two. Founded in 1977, GMO has assets under management that totaled about $26 billion as of December 31, 1999. As a part of the transition, Vanguard expects to assume direct responsibility for managing a portion of the Portfolio's cash position, which may include investment in equity index futures. The Portfolio's current investment adviser, Granahan Investment Management, Inc., will continue to manage their existing share of Portfolio assets.

INVESTMENT STRATEGY
Like the Portfolio's other adviser, GMO will use invest in stocks of smaller companies. GMO uses computerized models to select the most attractive small-capitalization stocks according to several criteria, including changes in projected earnings, earnings growth, and recent price trends. This quantitative investment method is expected to result in a portfolio of securities that is broadly diversified among small-cap stocks. GMO will seek to maintain reasonable liquidity by limiting positions in individual issues.

ADVISORY FEES
Like the Portfolio's other adviser, GMO will be paid quarterly. The quarterly fee will be calculated by applying an annual percentage rate (.225% for all managed assets) to average month-end net assets under GMO's management for each quarter.

After one year of managing the Portfolio's assets, GMO's fee will become subject to a performance adjustment. This adjustment provides that GMO's fee will be increased if its total return is more than 1 percentage point ahead of the Russell 2000 Growth Index and decreased if the total return is less than 1 percentage point ahead of the Index. For these purposes, the cumulative investment performance of GMO's portion of the Portfolio over a trailing 36-month period will be compared to the cumulative return of the Index over the same period. Under this arrangement, the maximum possible adjustment to GMO's quarterly fee is 0.15% of the average month-end net assets managed by GMO over the past 36 months.

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PORTFOLIO MANAGERS
The individuals primarily responsible for managing GMO's portion of the Portfolio are:

     CHRISTOPHER M. DARNELL, Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at GMO; has managed investments for GMO since 1979; begins managing assets of the Portfolio in 2000; B.A., Yale University; M.B.A., Harvard University.

     ROBERT M. SOUCY, Managing Director of U.S. Quantitative Equity at GMO; has managed investments for GMO since 1987; begins managing assets of the Portfolio in 2000; B.S., University of Massachusetts.




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